UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

_________________

         Date of Report (Date of earliest event reported): January 27, 2005

KRONOS INCORPORATED

(Exact name of Registrant as Specified in its Charter)

Massachusetts	0-20109	04-2640942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

297 Billerica Road, Chelmsford, MA 01824

 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:(978) 250-9800

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

         On January 27, 2005, Kronos Incorporated (the “Company”) announced its financial results for the fiscal quarter ended January 1, 2005. The full text of the press release issued in connection with the announcement and the transcript of the related conference discussing such press release on such date are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

         In the course of the conference call, the Company provided the following Non-GAAP financial measures for the fiscal quarter ended January 1, 2005 set forth below in accordance with the requirements of Regulation G and Item 10(e) of Regulation S-K. A Non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes or includes amounts that are included in the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles (“GAAP”).

Non-GAAP Financial Measures

Company revenue growth without the impact of acquisitions: 16%

Company revenue from acquired businesses: 3%

The Company further observed that total revenue growth for such period was 19%. The Company believes these Non-GAAP financial measures are useful to its investors to allow them to compare the Company’s organic revenue growth for the reported period (revenue growth without the impact of acquisitions) to total revenue growth, including acquired businesses, for the reported period. The Company believes these Non-GAAP Financial Measures are useful because they highlight the financial performance of the company’s core business.

         The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

       (c)     Exhibits

The following exhibits relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release, entitled "Kronos ® Reports First Quarter Fiscal 2005 Results," issued by the Company on January 27, 2005

99.2	Transcript of the Company’s conference call on January 27, 2005 discussing the information set forth in the press release in Exhibit 99.1.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2005	KRONOS INCORPORATED
By: /s/ Paul A. Lacy Paul A. Lacy Executive Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, entitled “Kronos® Reports First Quarter Fiscal 2005 Results,” issued by the company on January 27, 2005.
99.2	Transcript of the Company’s conference call on January 27, 2005 discussing the information set forth in the press release in Exhibit 99.1.